Compensatory Unit Awards and Option Plans	12 Months Ended
Dec. 31, 2012
Compensatory Unit Awards and Option Plans [Abstract]
Compensatory Unit Awards and Option Plans
18. Compensatory Unit Awards and Option Plans

Effective as of July 1, 2010, we established the AllianceBernstein 2010 Long Term Incentive Plan, as amended ("2010 Plan"), which was adopted by Holding Unitholders at a special meeting of Holding Unitholders held on June 30, 2010. Since the 2010 Plan was adopted, the following forms of awards have been available for grant to employees and Eligible Directors: (i) restricted Holding Units or phantom restricted Holding Units (a "phantom" award is a contractual right to receive Holding Units at a later date or upon a specified event); (ii) options to buy Holding Units; and (iii) other Holding Unit-based awards (including, without limitation, Holding Unit appreciation rights and performance awards). The purpose of the 2010 Plan is to promote the interest of AllianceBernstein by: (i) attracting and retaining talented officers, employees and directors, (ii) motivating such officers, employees and directors by means of performance-related incentives to achieve longer-range business and operational goals, (iii) enabling such officers, employees and directors to participate in the long-term growth and financial success of AllianceBernstein, and (iv) aligning the interests of such officers, employees and directors with those of Holding Unitholders. The 2010 Plan will expire on June 30, 2020, and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding Units with respect to which awards may be granted is 60.0 million, including no more than 30.0 million newly-issued Holding Units.

The 2010 Plan was amended by the Board in May 2011, expanding the universe of persons eligible to receive awards under the 2010 Plan to include any member of the Board who is a former executive or former employee of an affiliate of Holding. For purposes of this amendment, "affiliate" includes any company or other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, AllianceBernstein.

The 2010 Plan was further amended by the Compensation Committee of the Board ("Compensation Committee") in December 2011, clarifying that, where duly authorized by the Compensation Committee or the Board, continued vesting of Awards after a Termination (as those terms are defined in the 2010 Plan or the applicable award agreement) in circumstances where such continued vesting is conditioned on compliance with (A) one or more restrictive covenants, and/or (B) a standard of conduct regarding appropriate consideration of risk set forth in the applicable award agreement, shall count towards satisfying the minimum vesting requirement set forth in Section 6(b)(i) of the 2010 Plan.

The 2010 Plan was further amended by the Board in May 2012, when the Board authorized management to reacquire on the open market or otherwise all 60.0 million Holding Units available for awards under the 2010 Plan (less one Holding Unit for every newly-issued Holding Unit already awarded under the 2010 Plan), while maintaining the 30.0 million Holding Unit limitation on newly-issued Holding Units available for awards under the 2010 Plan.

As of December 31, 2012, 210,591 options to buy Holding Units had been granted and 24,563,327 Holding Units, net of forfeitures, were subject to other Holding Unit awards made under the 2010 Plan. Holding Unit-based awards (including options) in respect of 35,226,082 Holding Units were available for grant as of December 31, 2012.

In 1997, we established the 1997 Long Term Incentive Plan ("1997 Plan"), under which options to buy Holding Units, restricted Holding Units and phantom restricted Holding Units, performance awards, and other Holding Unit-based awards were available for grant to key employees and Eligible Directors of the General Partner for terms established at the time of grant (generally 10 years). Options granted to employees are generally exercisable at a rate of 20% of the Holding Units subject to such options on each of the first five anniversary dates of the date of grant; options granted to Eligible Directors are generally exercisable at a rate of 33.3% of the Holding Units subject to such options on each of the first three anniversary dates of the date of grant. Restricted Holding Units awarded to Eligible Directors vest on the third anniversary of the grant date or immediately upon a director's resignation. Restricted Holding Units awarded to our CEO (as described below under "Restricted Holding Unit Awards") vest 20% on each of the first five anniversary dates of the grant date. Restricted Holding Units awarded under the Incentive Compensation Program vest 25% on December 1st of the subsequent four years. The 1997 Plan expired on July 26, 2010.

Option Awards

Options to buy Holding Units (including grants to Eligible Directors) were granted as follows: 114,443 options were granted during 2012, 70,238 options were granted during 2011 and 387,661 options were granted during 2010. The weighted average fair value of options to buy Holding Units granted during 2012, 2011 and 2010 was $3.67, $5.98 and $6.18, respectively, on the date of grant, determined using the Black-Scholes option valuation model with the following assumptions:

	2012	2011	2010

Risk-free interest rate	0.7%	1.9%	2.2 – 2.3%
Expected cash distribution yield	6.2%	5.4%	7.2 – 8.2%
Historical volatility factor	49.2%	47.3%	46.2 – 46.6%
Expected term	6.0 years	6.0 years	6.0 years

Due to a lack of sufficient historical data, we have chosen to use the simplified method to calculate the expected term of options.

The following table summarizes the activity in our option plan during 2012:

	Options to Buy Holding Units	Weighted Average Exercise Price Per Option	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding as of December 31, 2011	8,994,229	$39.63	6.4
Granted	114,443	14.58
Exercised	—	—
Forfeited	(11,500)	33.18
Expired	(543,827)	32.34
Outstanding as of December 31, 2012	8,553,345	39.77	5.8	$—
Exercisable as of December 31, 2012	4,237,915	33.85	5.7	—
Vested or expected to vest as of December 31, 2012	8,553,345	39.77	5.8	—

The aggregate intrinsic value as of December 31, 2012 on options outstanding, exercisable and expected to vest is negative, and is therefore presented as zero in the table above. The total intrinsic value of options exercised during 2012, 2011 and 2010 was zero, $0.4 million and $5.6 million, respectively.

Under the fair value method, compensation expense is measured at the grant date based on the estimated fair value of the options awarded (determined using the Black-Scholes option valuation model) and is recognized over the required service period. We recorded compensation expense relating to option grants of $1.2 million, $36.4 million (which includes $35.2 million of the one-time, non-cash compensation charge) and $9.1 million, respectively, for the years ended December 31, 2012, 2011 and 2010. As of December 31, 2012, there was $0.2 million of compensation cost related to unvested option grants not yet recognized in the consolidated statement of income. The remaining cost is expected to be recognized during the first half of 2013.

Restricted Holding Unit Awards

In 2012, 2011 and 2010, restricted Holding Units were awarded to Eligible Directors. These Holding Units give the Eligible Directors, in most instances, all the rights of other Holding Unitholders subject to such restrictions on transfer as the Board may impose. We awarded 28,812, 19,313 and 5,275 restricted Holding Units, respectively, in 2012, 2011 and 2010 with grant date fair values of $14.58, $21.75 and $28.46, respectively, per restricted Holding Unit. All of the restricted Holding Units vest on the third anniversary of grant date or immediately upon a director's resignation. We fully expensed these awards on each grant date. We recorded compensation expense relating to these awards of $0.4 million, $0.4 million and $0.2 million, respectively, for the years ended December 31, 2012, 2011 and 2010.

In connection with the commencement of Mr. Kraus's employment as our CEO on December 19, 2008, he was granted 2,722,052 restricted Holding Units with a grant date fair value of $19.20. Subject to accelerated vesting provisions in Mr. Kraus's employment agreement, his restricted Holding Units vest ratably on each of the first five anniversaries of December 19, 2008, commencing December 19, 2009, provided, with respect to each installment, Mr. Kraus continues to be employed by AllianceBernstein on the vesting date. Mr. Kraus's service requirement was not impacted by the changes to the employee long-term incentive compensation award program in the fourth quarter of 2011. During June 2012, Mr. Kraus entered into an agreement (the "Extended Employment Agreement") pursuant to which Mr. Kraus will continue to serve as our CEO from January 3, 2014, the day following the end of the term of his initial employment agreement, until January 2, 2019 (the "ExtendedEmployment Term"), unless the Extended Employment Agreement is terminated in accordance with its terms. In connection with the signing of the Extended Employment Agreement, Mr. Kraus was granted 2,722,052 restricted Holding Units, vesting ratably over the Extended Employment Term. Under U.S. GAAP, the compensation expense for the Holding Unit award under the Extended Employment Agreement of $33.1 million (based on the $12.17 grant date Holding Unit price) must be amortized on a straight-line basis over 6.5 years, beginning on the grant date. As a result, even though Mr. Kraus will not receive any incremental cash compensation or cash distributions related to the restricted Holding Unit award pursuant to the Extended Employment Agreement prior to its commencement on January 3, 2014, we incurred $2.5 million of incremental compensation expense during the second half of 2012 and will incur $5.1 million of such expense for the full year 2013. We recorded compensation expense relating to the CEO restricted Holding Unit grants of $13.0 million, $10.5 million and $10.5 million, respectively, for each of the years ended December 31, 2012, 2011 and 2010.

In 1993, we established the Century Club Plan, under which employees of AllianceBernstein whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds and who meet certain sales targets, are eligible to receive an award of restricted Holding Units. Awards granted prior to December 2010 vested ratably over three years and subsequent awards vest ratably over four years. The service requirement for Century Club participants was impacted by the amendment to the employee long-term incentive compensation award program in the fourth quarter of 2011. We awarded 47,450, 57,828 and 95,531 restricted Holding Units in 2012, 2011 and 2010, respectively. The grant date fair values of these awards were $17.91 in 2012, $13.38 in 2011 and $27.45 and $23.72 in 2010 per Holding Unit. We recorded compensation expense relating to the Century Club Plan grants of $0.7 million, $3.0 million (which includes $2.2 million of the one-time, non-cash compensation charge) and $1.2 million, respectively, for the years ended December 31, 2012, 2011 and 2010.

Beginning in 2009, we awarded restricted Holding Units under the Incentive Compensation Program (seeNote 17). We awarded 8,671,253 (all of which were granted in January 2012 for 2011 year-end awards) in 2012 and 11,594,207 restricted Holding Units in 2010 with grant date fair values of $14.90 in 2012 and ranging between $23.72 and $32.06 in 2010 per restricted Holding Unit.

We also award restricted Holding Units in connection with certain employment and separation agreements with vesting schedules ranging between two to five years. The fair value of the restricted Holding Units is amortized over the required service period as employee compensation expense. We awarded 630,630, 1,649,973 and 1,369,751 Holding Units in 2012, 2011 and 2010, respectively, with grant date fair values ranging between $12.13 and $17.58 in 2012, $16.29 and $22.71 in 2011 and $23.72 and $28.37 in 2010 per restricted Holding Unit. We recorded compensation expense relating to restricted Holding Unit grants in connection with certain employment and separation agreements of $20.1 million, $32.9 million (which includes $15.8 million of the one-time, non-cash compensation charge) and $23.2 million, respectively, for the years ended December 31, 2012, 2011 and 2010.

The following table summarizes the activity of unvested restricted Holding Units during 2012:

	Holding Units	Weighted Average Grant Date Fair Value per Holding Unit

Unvested as of December 31, 2011	15,574,191	$23.88
Granted	12,099,291	14.48
Vested	(8,507,437)	21.65
Forfeited	(728,556)	20.67
Unvested as of December 31, 2012	18,437,489	18.79

The total grant date fair value of restricted Holding Units that vested during 2012, 2011 and 2010 was $184.2 million, $140.2 million and $73.4 million, respectively. As of December 31, 2012, there was $59.3 million of compensation cost related to unvested restricted Holding Unit awards granted and not yet recognized in the consolidated statement of income. The cost is expected to be recognized over a weighted average period of 4.0 years.